UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2025

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On July 30, 2025 we determined to implement initiatives to reduce costs in the curamik® reporting unit in our AES operating segment. This determination was made in response to market conditions and once fully implemented, these actions are expected to reduce manufacturing costs and operating expenses in excess of $13.0 million on an annual run-rate basis. As a result of these intended actions, we expect to record expenses in the range of $12.0 million to $20.0 million, which are expected to comprise of employee severance costs, property, plant and equipment relocation and reinstallation costs, consulting fees and other miscellaneous cash costs. We expect the bulk of the cash outflows will occur in 2026, with some cash outflows occurring in second half of 2025. These proposed initiatives are subject to a consultation process with the applicable works council representatives for our Eschenbach, Germany facility, which we initiated on July 31, 2025.
Item 7.01 Regulation FD Disclosure.
In a press release dated July 31, 2025, Rogers Corporation (the “Company”) announced its second quarter 2025 results. A copy of that press release is furnished herewith as Exhibit 99.1 and incorporated herein to these Items 2.02 and 7.01 by reference.
All information in this Form 8-K and the Exhibits attached hereto, including guidance or any other forward-looking statements, speaks as of July 31, 2025, and the Company undertakes no duty to update this information to reflect subsequent events, actual results or changes in the Company’s expectations, unless required by law.
The information in Items 2.02 and 7.01 of this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Rogers Corporation on July 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: July 31, 2025	By:	/s/ Laura Russell
Laura Russell
Senior Vice President, Chief Financial Officer and Treasurer Principal Financial Officer